UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 20, 2024
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Third Amendment to Credit Agreement

On March 20, 2024, AZZ Inc. (the "Company") entered into the Third Amendment to its existing Credit Agreement referenced below with Citibank, N.A. (“Citi”), as Administrative Agent and Collateral Agent and the requisite lenders (the "Third Amendment"). The Third Amendment amends the Credit Agreement dated as of May 13, 2022 by and among Citi, as Administrative Agent and Collateral Agent, the lenders party thereto from time to time and the Company's subsidiaries party thereto (as thereafter amended, the "Credit Agreement").

The Third Amendment reduces the interest rate of the Term Loan by 50 basis points to SOFR +325 basis points from SOFR +375. The capitalized terms in the preceding sentence shall have the meanings given to such terms in the Credit Agreement. This is the second such repricing the Company has completed within the last year, resulting in interest rate margin savings of 100 basis points in total since issuing the Term Loan B in May 2022.

This summary of the Third Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all the terms of the Third Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 with respect to the Third Amendment is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
10.1	Third Amendment to Credit Agreement, dated as of March 20, 2024, by and among AZZ Inc., the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent and Collateral Agent.
99.1	Press release issued by AZZ Inc., dated March 20, 2024.
104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: March 20, 2024	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary